UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2010 (December 9, 2010)

SENIOR HOUSING PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-15319	04-3445278
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts 02458

(Address of Principal Executive Offices)       (Zip Code)

617-796-8350

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events.

On December 9, 2010, Senior Housing Properties Trust, or the Company, priced an underwritten public offering of 12,500,000 common shares of beneficial interest.  The Company expects to issue and deliver these shares on or about December 15, 2010.  The public offering price was $20.50 per share.  The Company expects to use the $245.1 million of net proceeds of the offering (after deducting estimated offering expenses and underwriters’ discounts) to repay a portion of amounts outstanding under its revolving credit facility and for general business purposes, including funding in part the pending acquisitions of some or all of the remaining 25 of the 27 properties the Company has agreed to purchase from CommonWealth REIT, or CWH, described in Item 1.01 of its Current Report on Form 8-K filed with the Securities and Exchange Commission, or SEC, on November 18, 2010, or other possible future acquisitions of properties.  The Company also granted the underwriters an option to purchase an additional 1,875,000 common shares to cover over-allotments, if any.

A prospectus supplement relating to these common shares will be filed with the SEC.  This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS AND IMPLICATIONS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  THESE FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE BASED UPON THE COMPANY’S PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR FOR VARIOUS REASONS, INCLUDING SOME REASONS WHICH ARE BEYOND THE COMPANY’S CONTROL.  FOR EXAMPLE:

•                                          THIS REPORT STATES THAT THE COMPANY EXPECTS TO ISSUE AND DELIVER THE COMMON SHARES ON OR ABOUT DECEMBER 15, 2010.  IN FACT, THE ISSUANCE AND DELIVERY OF THESE SHARES IS SUBJECT TO VARIOUS CONDITIONS AND CONTINGENCIES AS ARE CUSTOMARY IN UNDERWRITING AGREEMENTS IN THE UNITED STATES.  IF THESE CONDITIONS ARE NOT SATISFIED OR THE SPECIFIED CONTINGENCIES DO NOT OCCUR, THIS OFFERING MAY NOT CLOSE.

•                                          THIS REPORT STATES THAT WE HAVE AGREED TO PURCHASE 27 PROPERTIES FROM CWH AND THAT THE ACQUISITIONS OF 25 OF SUCH PROPERTIES ARE PENDING.  THE CLOSINGS OF THESE PURCHASES ARE SUBJECT TO VARIOUS CONDITIONS TYPICAL OF LARGE, COMMERCIAL REAL ESTATE TRANSACTIONS.  AS A RESULT OF ANY FAILURE OF THESE CONDITIONS, SOME OR ALL OF THESE PURCHASES MAY BE DELAYED OR MAY NOT OCCUR.

•                                          THIS REPORT STATES THAT THE UNDERWRITERS HAVE BEEN GRANTED AN OPTION TO PURCHASE UP TO AN ADDITIONAL 1,875,000 COMMON SHARES TO COVER OVER-ALLOTMENTS, IF ANY.  AN IMPLICATION OF THIS STATEMENT MAY BE THAT THIS OPTION MAY BE EXERCISED IN WHOLE OR IN PART.  IN FACT, THE COMPANY DOES NOT KNOW WHETHER THIS OPTION, OR ANY PART OF IT, WILL BE EXERCISED, AND THE UNDERWRITERS MAY NOT DO SO.

FOR THESE REASONS, AMONG OTHERS, YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

Item 9.01.                                          Financial Statements and Exhibits.

(d)	Exhibits

The Company hereby files the following exhibits:

1.1

Underwriting Agreement, dated as of December 9, 2010, between the Company and the underwriters named therein, pertaining to the issuance and sale of up to 14,375,000 of the Company’s common shares of beneficial interest.

5.1	Opinion of Venable LLP.
8.1	Opinion of Sullivan & Worcester LLP as to tax matters.
23.1	Consent of Venable LLP (contained in Exhibit 5.1).
23.2	Consent of Sullivan & Worcester LLP (contained in Exhibit 8.1).
23.3	Consent of Ernst & Young LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENIOR HOUSING PROPERTIES TRUST

By:	/s/ Richard A. Doyle
Richard A. Doyle
Treasurer and Chief Financial Officer
Date: December 9, 2010